MILLING - COST OF SALES	12 Months Ended
Dec. 31, 2025
MILLING - COST OF SALES
MILLING - COST OF SALES
6.	MILLING – COST OF SALES

Cost of sales relate to all costs associated with operating the mill and are expensed as incurred as the Company does not control the goods or services before they are transferred to a customer. Revenue is recognized when the ore processing service is rendered by the Company, accepted by the customer, collection is reasonably assured, and performance obligations are satisfied. As a result, the recognition of milling costs does not necessarily coincide with the recognition of the related revenue and such costs are not matched to specific revenue periods.

	Year
	Ended December 31,
	2025	2024
	$	$
Amortization and depreciation	270,882	203,832
Power and fuel	204,341	141,722
Mill supplies and rentals	672,505	415,633
Mill repairs	293,402	525,943
Salaries and wages	1,616,152	967,641
Other	5,140	2,282
Total milling - cost of sales	3,062,422	2,257,053